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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 11, 2006

                           UNITED SECURITY BANCSHARES
             (Exact Name of Registrant as Specified in its Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

          000-32987                                      91-2112732
    (Commission File Number)                   (IRS Employer Identification No.)

                 1525 E. Shaw Avenue                             93710
       (Address of Principal Executive Office)                (Zip Code)

                                  559-248-4943
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 11, 2006, United Security Bancshares issued a press release reporting its financial results for the quarter ended March 31, 2006. A copy of such press release is attached, and incorporated herein by reference as Exhibit 99.1

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)          Exhibits.

EXHIBIT #  99.1 Press release of United Security Bancshares dated April 11, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  United Security Bancshares


Date: April 11, 2006                              By:  /s/ Ken Donahue
                                                       -------------------------
                                                       Senior Vice President &
                                                       Chief Financial Officer